EXHIBIT 23.0 - CONSENT OF RADICS & CO., LLC









               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference into the previously filed Registration Statements on Form S-8 (Nos. 333-85153 and 333-85157) of Pulaski Bancorp, Inc. (the "Company") of our report dated January 22, 2002, included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.



                                       /s/ Radics & Co., LLC
                                       ---------------------------
                                       Radics & Co., LLC



March 29, 2002
Pine Brook, New Jersey